UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APPLIED UV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLIED UV, INC.

150 N. MACQUESTEN PARKWAY

MOUNT VERNON, NY, 10550

April 7, 2022

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the Annual Meeting of Stockholders of Applied UV, Inc. Due to the continuing public health impact of the COVID-19 pandemic and to protect the health and well-being of our stockholders, directors and employees, the Annual Meeting will be held virtually via live webcast on Tuesday, May 17, 2022, at 1:00 p.m. Eastern Time.

Stockholders will not be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the Proxy Statement accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting, Proxy Statement and form of proxy card or voting instruction form on or about April 7, 2022. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting, and conserves natural resources. On or about April 7, 2022, we mailed to our stockholders a notice that includes instructions on how to access our Proxy Statement and 2021 Annual Report and how to vote online. The notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice of Annual Meeting, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice of Annual Meeting, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2021 Annual Report and the Proxy Statement, both of which are available on the Company’s website at https://irdirect.net/AUVI/events_and_presentations/4942. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement.

Only stockholders of record at the close of business on March 21, 2022 are entitled to notice of, and to vote at, the annual meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Applied UV.

Sincerely,

Max Munn

Acting Chief Executive Officer and President

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APPLIED UV, INC.

150 N. MACQUESTEN PARKWAY

MOUNT VERNON, NY, 10550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

ON

TUESDAY, MAY 17, 2022, AT 1:00 P.M., EASTERN TIME

VIA A LIVE WEBCAST ONLY

ITEMS OF BUSINESS:

The Annual Meeting of Stockholders of Applied UV, Inc. (“Applied UV” or the “Company”) will be held virtually via live webcast on Tuesday, May 17, 2022 at 1:00 p.m. (Eastern Time) for the following purposes:

(1)  To elect seven (7) directors to serve until the 2023 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

(2)  To ratify the selection of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2022;

(3) To approve an amendment to the 2020 Omnibus Incentive Plan (“Plan”) to: (i) increase the number of shares of common stock subject to the Plan from 600,000 to 2,500,000 shares; and (ii) increase the individual limitations on grants from 60,000 to 250,000; and

(4)  To transact such other business as may properly come before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the Annual Meeting.

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting – How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this letter for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?:

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on March 21, 2022.

ANNUAL REPORT:

A copy of our 2021 Annual Report, including our Form 10-K, is included with this Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE:

You may also read the Company’s Annual Report and this Notice and Proxy Statement on our website at https://irdirect.net/AUVI/events_and_presentations/4942.

AVAILABLE DATE:

This Notice, the Proxy Statement and the form of proxy are first being made available to shareholders on or about April 7, 2022 at http://www.viewproxy.com/Applieduv/2022

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the Internet. Whether or not you attend, it is important that your stock be represented and voted at the Meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the Internet or by telephone.

By Order of the Board of Directors

Joel Kanter

Chairman of the Board of Directors

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APPLIED UV, INC.

150 N. MACQUESTEN PARKWAY

MOUNT VERNON, NEW YORK, 10550

PROXY STATEMENT

For Annual Meeting of Shareholders to Be Held On Tuesday May 17, 2022

The Board of Directors (the “Board of Directors” or the “Board”) of Applied UV, Inc., a Delaware corporation (“Applied UV” or the “Company”), solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 17, 2022, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting - (“Annual Meeting”). This Proxy Statement and the accompanying Notice and form of proxy are first being made available to stockholders on or about April 7, 2022.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the internet. On or about April 7,2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our 2021 Annual Report. The Notice of Internet Availability of Proxy Materials also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

This proxy statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, shareholders will vote on several important Company matters that include: (i) the election of directors; (ii) the ratification of the Board’s appointment of the independent public accountants who will audit our financial statements for the year ended December 31, 2022; (iii) the increase in the number of shares of common stock in our 2020 Omnibus Incentive Plan for directors and employees and the increase in the limitations on grants to participants in such plan; and (iv) such other matters as may come before the Meeting. On March 7, 2022, the Board received a Notice of Stockholder Nominations from Max Munn, who intends to nominate two directors at the 2022 Annual Meeting. Other than that, we are not currently aware of any such matters. In addition, our management will report on the Company’s performance over the last fiscal year and, following the meeting, respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Company’s Board of Directors has made these materials available to you over the internet at http://www.viewproxy.com/Applieduv/2022, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the 2022 Annual Meeting of Shareholders. The Annual Meeting is scheduled to be held on Tuesday, May 17, 2022, at 1:00 p.m. Eastern Time, via live webcast. This solicitation by the Board of Directors of the Company is for proxies is for use at the Annual Meeting or at any reconvened meeting after an adjournment or postponement of the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by Securities and Exchange Commission (“SEC”) rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. On or about April 7, 2022, we mailed to our stockholders a notice containing instructions on how to access this Proxy Statement and our Annual Report and vote online. If you received a notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The notice also instructs you on how you may submit your proxy over the Internet or by telephone. If you received a notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received a notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the notice to obtain the materials either via the Internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company's website at: https://irdirect.net/auvi/sec_filings:

•	The Company’s 2021 Annual Report
•	The Company’s 2022 Proxy Statement

You may not vote on the Company’s website.

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The Company urges you to request your materials before May 3, 2022 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on March 21, 2022 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the internet, vote your shares and submit a question during the Annual Meeting by first registering at https://www.viewproxy.com/Applieduv/2022/htype.asp using your Virtual Control Number that is on the notice that you received previously in the mail. Your registration must be received by 11:59 p.m. Eastern time on May 14, 2022. On the day of the Annual Meeting, if you have properly registered, you may log in to attend the Annual Meeting by clicking on the link provided and the password you received by email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?”. If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 12:45 p.m. Eastern Time on May 17, 2022, and we encourage you to access the Meeting prior to the start time. The Meeting webcast will begin promptly at 1:00 p.m. Eastern Time on May 17, 2022.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest during the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the Meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting during the webcast by using your control number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned Applied UV common stock as of the close of business on the Record Date, March 21, 2022. Each share of Applied UV common stock is entitled to one vote. As of the Record Date, the Company had 13,288,174 shares of common stock outstanding. The Company also had 2,000 shares of Series X Super Voting Preferred Stock (“Series X Preferred Stock”) outstanding, which is entitled to vote with the Company’s common stock at a rate of 1,000 votes per share of the Series X Preferred Stock.

Q: What am I voting on?

A: You will be voting on the following three (3) items of business at the Annual Meeting:

•	The election of seven (7) directors to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.
•	The ratification of the selection of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2022.
•	The amendment of the Company’s 2020 Omnibus Incentive Plan to: (i) increase in the number of shares of common stock reserved for issuance from 600,000 to 2,500,000; and (ii) increase the individual limitations on grants from 60,000 to 250,000.
•	We will also consider other business that properly comes before the meeting. On March 7, 2022, the Board received a Notice of Stockholder Nominations from Max Munn, who intends to nominate two directors at the 2022 Annual Meeting. Other than that, the Board is not currently aware of any other business.

Q: How does the Board of Directors recommend that I vote?

A: Our Board of Directors recommends that you vote your shares:

•	FOR each of the nominees named in this Proxy Statement for election to the Board;
•	FOR the ratification of the selection of Mazars USA LLP as our independent auditors;
•	FOR the amendment to the Company’s Omnibus Incentive Plan to: (i) increase the number of shares of common stock reserved for issuance from 600,000 to 2,500,000 shares; and (ii) increase the individual limitations on grants from 60,000 to 250,000; and
•	To provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: How do I vote at the Annual Meeting?

A: You should have received a notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a stockholder of record, you must:

•	First register at http://www.viewproxy.com/Applieduv/2022/htype.asp by 11:59 p.m., Eastern time, on May 14, 2020. You will need to enter your name, phone number, email address, and control number (included on your proxy card that was included with the Proxy Materials) as part of the registration, following which, you will receive an email confirming your registration, as well as the password you will need to enter the Annual Meeting.

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If you do not have your control number, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the control number included on your proxy card that was included with the Proxy Materials).
•	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit www.aalvote.com/auvi during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If your shares are held in a “street name,” you must:

•	Obtain a legal proxy from your broker, bank or other nominee.
•	Register at http://www.viewproxy.com/Applieduv/2022/htype.asp by 11:59 p.m., Eastern time, on May 14, 2022.

You must enter your name, phone number and email address, and provide a copy of the legal proxy (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com) as part of the registration, following which, you will receive an email confirming your registration, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number assigned to you in your registration confirmation email to enter the Annual Meeting).
•	If you wish to vote your shares electronically at the Annual Meeting, you will need to visit http://www.aalvote.com/auvi during the Annual Meeting while the polls are open (you will need the Virtual Control Number assigned to you in your registration confirmation email).

If You Encounter Technical Difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 12:45 p.m., Eastern time, on May 17, 2022, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call (866) 612-8937.

The Company urges you to vote before May 16, 2022 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	Signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or
•	Voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Mr. Michael Barbero, an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•	FOR the election of the seven (7) nominees for director named in this Proxy Statement (Item 1); and
•	FOR the ratification of the selection of Mazars USA LLP as our independent auditors for the fiscal year 2022 (Item 2).
•	FOR the increase in the number of shares of common stock reserved under the Company’s 2020 Omnibus Incentive Plan and to increase the grant limitations thereunder (Item 3).
•	Provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is VStock Transfer, LLC, which may be reached at 1-(212) 828-8436.

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Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the Nasdaq Market rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Mazars USA LLP as our independent auditors for fiscal year 2022 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by Internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this Proxy Statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the seven directors with the most votes “FOR” will be elected to the Board. Broker non-votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: In order to be approved, the other proposals must receive the “FOR” vote of a majority of the shares, present in person (virtually) or represented by proxy, and entitled to vote at the Annual Meeting. For each of these items, you may vote “FOR”, “AGAINST” or “ABSTAIN.” Abstentions will be counted as shares present and entitled to vote at the Annual Meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposals. Broker non-votes will not be counted as shares present and entitled to vote with respect to the particular matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of these proposals.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: On March 7, 2022 the Board received a Notice of Stockholder Nominations from Max Munn, who intends to nominate two directors at the 2022 Annual Meeting The Board has made no recommendation as to how to vote with respect to these nominees. The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting, other than the above. The Board has made no recommendation as to how the proxies will vote on such other matters.If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

GOVERNANCE OF THE COMPANY

The business and affairs of Applied UV are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Company’s Amended and Restated Certificate of Incorporation, as amended and Bylaws (as amended to date), the charters for each Board committee, the Company’s Code of Conduct, and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://irdirect.net/AUVI/corporate_governance.

Board Composition/Election

Our Board of Directors presently consists of seven (7) directors whose terms expire at this Annual Meeting. Our directors are elected annually. All of the current directors, except for Mr. John F. Andrews who was appointed to the Board on April 6, 2022, have served on the Board since the effective date of the Company’s registration statement for its initial public offering in August 2020. Mr. Saeed, who was a director and our Chief Executive Officer resigned on December 7, 2021 and Mr. James Alecxih, who was appointed as our Chief Executive Officer and a director on December 9, 2021, resigned on December 23, 2021.The Board has fixed the number of directors at seven (7).

As discussed in more detail later in this section, the Board has determined that five (5) of the seven (7) individuals standing for election are independent under the rules of The Nasdaq Stock Exchange LLC (“Nasdaq”).

Board Meetings

The Board of Directors met eight times during fiscal 2021 in person or via video or teleconference and acted by unanimous written consent seven times. Each of the directors who served in 2021 attended at least 75% of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

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Director Attendance at Annual Meetings

The Board of Directors’ policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2022 Annual Meeting.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. The Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board of Directors. The Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies that follow in this section, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no family relationships among the officers and directors or director nominee, nor are there any arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Shareholder Nominations

For nominations or other business to be properly brought before an annual meeting by a shareholder (i) the shareholder must have given timely notice thereof in writing to the Chief Financial Officer of the Company, (ii) if the shareholder, or the beneficial owner on whose behalf any such nomination is made, the shareholder must provide the Company with a Solicitation Notice (as defined below), such shareholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by such shareholder to be sufficient to elect the nominee or nominees proposed to be nominated by such shareholder, and must have included in such materials the Solicitation Notice, and (iii) if no Solicitation Notice relating thereto has been timely provided pursuant to Article III, Section 2(b) of the Company’s Bylaws, the shareholder proposing such nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under that Bylaw Section.

To be timely, a shareholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such shareholder’s notice shall set forth: (A) as to each person whom the shareholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (B) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such shareholder and such beneficial owner, and (iii) whether either such shareholder or beneficial owner intends to deliver a Proxy Statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

Nominations and the Solicitation Notice should be sent to Nominating and Corporate Governance Committee, Applied UV, Inc., 150 N. Macquesten Parkway, Mount Vernon, New York, 10550.

We have received one timely notice of nomination from Mr. Max Munn, a director and our acting Chief Executive Officer, who has nominated two persons for Board seats at the Annual Meeting. We expect that Mr. Munn will vote the shares he controls for such nominees at the Annual Meeting.

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Director Biographies

The following are our directors and their respective ages and positions as of March 21, 2022. On April 6, 2022, our Board of Directors appointed Mr. John F. Andrews to the vacant Board seat and hired him effective April 11, 2022, to serve as the Company’s Chief Executive Officer.

Name(1)	Age	Position	Director Since	Board Committee
Max Munn	78	President, Acting Chief Executive Officer and Director; President of Munn Works, LLC (a wholly-owned Company subsidiary)	2020	None
Joel Kanter	65	Chairman of the Board	2020	Nominating and Corporate Governance
Dr. Eugene A. Bauer, M.D.	79	Director	2020	Compensation; Nominating and Corporate Governance-Chairman.
Dr. Alastair J. Clemow, Ph.D.	70	Director	2020	Audit; Compensation-Chairman; Nominating and Corporate Governance
Dallas C. Hack, M.D	69	Director	2020	Audit; Nominating and Corporate Governance
Eugene E. Burleson	81	Director	2020	Audit-Chairman; Compensation; Nominating and Corporate Governance

_____________

 (1) The Board appointed Mr. James Alecxih, age 57, as the Company’s Chief Executive Officer of the Company, and Director of the Board December 9, 2021 to fill the seat left vacant from the resignation of Mr. Keyoumars Saeed, age 57, the Company’s director and Chief Executive Officer who resigned on December 7, 2021. Mr. Alecxih resigned from the Board and as Chief Executive Officer on December 23, 2021, which created a vacant seat on our Board.

Max Munn is the President, Acting Chief Executive Officer and a director of the Company and is also the Chief Executive Officer of Munn Works, LLC, our subsidiary focused on the hospitality market. Mr. Munn has held this position at Munn Works for over 20 years. Mr. Munn is also Co-chairman of Dieu Donne Inc., a not-for-profit and a leading, world recognized atelier wherein dimensional, handmade paper is utilized in the making of art. Mr. Munn attended MIT from 1961-1966, majored in chemistry and architecture; and received a Bachelor’s of Architecture degree. Mr. Munn also attended Columbia University for post graduate studies from 1966-1968, working toward a Ph.D. in architectural history.

Joel Kanter is the Chairman of the Board of the Company. Mr. Kanter has served as President of Windy City, Inc., a privately held investment firm, since July 1988. From 1989 to November 1999, Mr. Kanter served as the President, and subsequently as the President and Chief Executive Officer of Walnut Financial Services, Inc., a publicly traded company (Nasdaq: WNUT). Walnut Financial’s primary business focus was the provision of various forms of financing to small businesses including equity financing to start-up and early stage development companies, bridge financing to small and medium-sized companies, and later stage institutional financing to mature enterprises. Tower Hill Capital Group bought the Company in 1999 in a transaction valued at approximately $400 million. From 1978 - 1980, Mr. Kanter served as a Legislative Assistant to former Congressman Abner J. Mikva (D-Ill.). In that position, Mr. Kanter provided support to Congressman Mikva with respect to activities related to his position on the House Judiciary Committee. In particular, Mr. Kanter was intimately involved in efforts to reform the Federal Criminal Code. Mikva subsequently became the Chief Judge of the U.S. Court of Appeals for the District of Columbia Circuit, and then served as White House Counsel to President Clinton. From 1980 - 1983, Mr. Kanter served as Special Assistant to the National Association of Attorneys General. In that position, he represented the interests of the State Attorneys General in Washington, D.C. in the criminal justice and environmental arenas. Mr. Kanter serves on the Board of Directors of one currently public company, Magna-Labs, Inc., which was formerly involved in the development of a cardiac MRI device. Mr. Kanter also serves on the boards of several private life sciences and medical device companies. Mr. Kanter is a National Association of Corporate Directors “Governance Fellow.” Mr. Kanter is a current Trustee Emeritus and past President of the Board of Trustees of The Langley School in McLean, Virginia, a former Trustee at the Georgetown Day School in Washington, D.C., and a former Trustee of the Union Institute & University, the Country’s first Online University, and currently serves on the Board of the School of Science and Engineering at Tulane University.

Eugene A. Bauer, M.D. is a Director of the Company. Dr. Bauer is currently a director of Evommune, Inc., a private research and development company and innovation engine in chronic inflammation, First Wave Technologies, Inc., a private company focusing on a next-generation anesthesia system for the use of inhaled anesthetics, and Biolojic Design, Ltd., a private biotechnology company that computationally designs functional antibodies. In 2010, Dr. Bauer co-founded Dermira, a publicly traded specialty biopharmaceutical company acquired by Eli Lilly and Company in 2020. Dr. Bauer served as Chief Medical Officer of Dermira, a wholly-owned subsidiary of Lilly, through March 2020. Prior to founding Dermira, Dr. Bauer served as Director, President and Chief Medical Officer of Pelpin, Inc., a publicly traded specialty pharmaceutical company, from 2008 to 2010. Dr. Bauer served as Chief Executive Officer of Neosil, Inc., a specialty pharmaceutical company, from 2004 to 2008, and he co-founded and served as a member of the board of directors at Connetics, a publicly traded specialty pharmaceutical company, from 1990 to 2006. Prior to initiating his career in industry, Dr. Bauer served as Dean of Stanford University School of Medicine from 1995 to 2001 and as Chair of the Department of Dermatology at Stanford University School of Medicine from 1988 to 1995. Dr. Bauer is Professor Emeritus at Stanford University School of Medicine, a position he has held since 2002. Dr. Bauer was a U.S. National Institutes of Health (“NIH”)-funded investigator for 25 years and has served on review groups and Councils for the NIH. Dr. Bauer has served on the boards of directors of a number of public and private companies, including Aevi Genomic Medicine, Inc. (formerly Medgenics, Inc.), First Wave Technologies, Inc., Cerecor, Inc. and Kadmon Holdings, Inc. He is member of numerous honorific societies, including the National Academy of Medicine. Dr. Bauer received his B.S. in medicine from Northwestern University and his M.D. from Northwestern University Medical School.

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Alastair J. Clemow, Ph.D. is a Director of the Company. Dr. Clemow currently serves as Chairman of Ensemble Orthopedics, an early-stage company selling an innovative pyro carbon finger joint for the treatment for early state osteoarthritis. He is also currently an independent director and Chairman of the Audit Committee of First Wave Technologies, Inc., a private company focusing on a next-generation anesthesia system for the use of inhaled anesthetics, and an independent director and Chair of the Strategic Committee of GreenBone Spa, a private Italian company focusing on bone regeneration using natural materials. From 2011 to 2019, Dr. Clemow served as President and Chief Executive Officer of Regentis Biomaterials, a private company developing an innovative material for cartilage repair. He also held positions of president and chief executive officer in a number of companies that he helped found, including Nexgen Spine, Inc., which developed an artificial spinal disc; Gelifex, Inc., which developed an innovative spinal nucleus replacement implant and which was acquired in 2004 by Synthes Spine, Inc.; and Minimally Invasive Surgical Technologies, Inc., which developed a novel series of implants for minimally invasive total knee replacement and which was acquired in 2005 by MAKO Surgical Corp. From 2000 to 2004, Dr. Clemow served as Principal of Tanton Technologies, Inc., an organization that provided strategic and technical assessment of new medical device opportunities for large, mid-cap, and early-stage development companies. From 1981 to 2000, Dr. Clemow held numerous positions with Johnson & Johnson, including Vice President of Worldwide Business Development for Ethicon Endo-Surgery, Inc.; Vice President of New Business Development for Johnson & Johnson Professional, Inc.; and Director of Research and Development of Johnson & Johnson Orthopedics. In those capacities, Dr. Clemow was responsible for acquiring or developing what today represents billions of dollars of Johnson & Johnson revenue. Dr. Clemow serves or has served on the boards of numerous private and public companies including Aevi Genomics; Encore Medical; Echo Healthcare Acquisition Corp.; BioMedical Enterprises, Inc.; and Kinetic Muscles, Inc. He graduated from the University of Surrey with a Bachelor of Science Degree in metallurgy and Ph.D. in metallurgy and earned his MBA degree from Columbia University in New York.

Dallas C. Hack, M.D., M.P.H. is a Director of the Company. He is board certified in General Preventive Medicine and Public Health and a Fellow in the American College of Military Public Health. Since July 2018, he has been the Chief Medical Officer of Virtech Bio, Inc., a private company that sells a ready-to-use oxygen-carrying plasma expander to restore circulatory system parameters and since 2015 has been a consultant to numerous biotech and non-profit companies to advance medical research and transition the progress to improved clinical practice. From June 2018 to March 2020, he was a director, member of the Audit and Product Development Committees and the interim Chief Executive Officer and Chief Financial Officer of CVR Medical Corp. (OTC: CRRVF), a publicly traded med-tech company dedicated to the development and advancement of revolutionary technology at work within the healthcare sector. He directed trauma research for the military from 2008 to 2014, with responsibility for more than $2 billion in grant funding. He held numerous military medical leadership positions including Commander of the NATO Headquarters Healthcare Facility, and Command Surgeon at the strategic level during Operations Enduring Freedom and Iraqi Freedom. COL.(R) Hack, who served for 28 years, received numerous military awards including the Bronze Star, two Legion of Merit awards, and was inducted as a Distinguished Member of the Military Order of Medical Merit. He has a BA from Andrews University (1972), an MPH from Johns Hopkins University (1995), a MD from Loma Linda University (1976), an MSS from the US Army War College (2004), and a CPE from the Certifying Commission in Medical Management (1997). He was recognized as the Distinguished Alumnus of the Year by Loma Linda University in May 2015. Dr. Hack has an appointment from the School of Medicine, University of Pittsburgh as Adjunct Professor of Neurosurgery and from Virginia Commonwealth University as an Associate Clinical Professor, Department of Physical Medicine and Rehabilitation.

Eugene E. Burleson is a Director of the Company. He is a private investor, currently a director and Chairman of the Compensation Committee of Sunlink Health Systems, Inc. (NYSE American: SSY), an investor in healthcare facilities and related businesses located in the Southeast, and a director and the Chairman of the Compensation Committee of HealthNow New York, a private health insurance company. He was Chairman of PET DRx Corporation from June 2005 to July 1, 2010, and its Chief Executive Officer from October 2008 until its acquisition by VCA Antech in July 2010. Mr. Burleson was a director of HealthMont Inc. from September 2000 until its acquisition by SunLink in October 2003. Mr. Burleson served as Chairman of the Board of Directors of Mariner Post-Acute Network, Inc. from January 2000 to June 2002. Mr. Burleson also served as Chairman of the Board of Directors of Alterra Healthcare Inc. a developer and operator of assisted living facilities and is on the Board of Deckers Outdoor Corporation Inc. Mr. Burleson served as Chairman of the Board and Chief Executive Officer of GranCare Inc. from October 1988 to November 2000. Additionally, Mr. Burleson served as President and Chief Executive Officer of GranCare Inc. from December 1990 to February 1997. Upon completion of the merger of GranCare’s pharmacy operations with Vitalink Pharmacy Services Inc. in February 1997, he became Chief Executive Officer and a Director of Vitalink Pharmacy Services Inc. Mr. Burleson resigned as Chief Executive Officer and Director of Vitalink Pharmacy Services in August 1997. From June 1986 to March 1989, Mr. Burleson served as President, Chief Operating Officer and a Director of American Medical International Inc. (“AMI”), an owner and operator of acute care hospitals. Based in London from May 1981 to June 1986, Mr. Burleson served as Managing Director of AMI’s international operations. Mr. Burleson received his early management training at Eastman Kodak from 1963 to 1974. He graduated from East Tennessee State University with a Bachelor of Science Degree in accounting and earned an MBA degree in 1972.

John F. Andrews has over 30 years of senior leadership experience in telecom and technology companies, both public and private. From 2021 to April of 2022 Mr. Andrews served as Chief Executive Officer of Trinity IT Services LLC, which is an IT services company in Jacksonville Florida. At Trinity IT Mr. Andrews successfully launched the company, signed contracts with the State of Florida, Fiserv, Mastercard, Point72, Credit Agricole and Tech Mahindra. From 2020 to April 2022 Mr. Andrews was the Chief Executive Officer and Director of TrekSecure LLC, a SAAS based contagion response platform firm where he finalized development of V1 of the Contagion Response Platform, established go to market plans for Government and Travel and developed a sales pipeline exceeding $100 million. From Mr. Andrews 2018 to 2020 Mr. Andrews was the Chief Technology Officer and Co-founder of KyckGlobal Inc., an IT firm based in Atlanta, Georgia. At KyckGlobal Mr. Andrews was responsible for all technology matters and developed the on-demand payment processing product plan and developed the SAAS based multi-tenant platform within schedule and budget. Mr. Andrews also functioned as a key principal in securing $5 million in venture capital and $3.5 million in private capital. From 2017 to 2019 Mr. Andrews was the Chief Operating Officer for RiseIT Inc., an $80 million IT software and services provider in Jacksonville, Florida. At RiseIT Mr. Andrews had P&L responsibility, functioned as a key principal in securing $4 million in private capital, assimilated three acquisitions totaling $75 million in revenue and developed integrated operating plan. Mr. Andrews has an MBA from the University of Puget-Sound, Seattle, Washington, and a BA, Business Administration and Finance from Whitworth University, Spokane, Washington. We believe that Mr. Andrews’ extensive business experience will contribute to the Board’s business strategy and planning on a going-forward basis.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Munn, Mr. Kanter, Dr. Bauer, Dr. Clemow, Dr. Hack, Mr. Burleson and Mr. Andrews to stand for election for the seven Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2023 Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

In consultation with its independent compensation consultant, WNB Consulting, LLC (“WNB Consulting”), the Compensation Committee reviews the cash and equity compensation paid to non-management directors and recommends changes to the Board of Directors, as appropriate. Employee directors do not receive additional compensation for serving on the Board of Directors.

The 2021 annual compensation for each non-employee Director is summarized in the table below.

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2021 Director Compensation Table

Name	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Joel Kanter (2)	$37,500	$79,975	$0	$0	$0	$0	$117,475
Alastair J. Clemow (3)	$37,500	$57,125	$0	$0	$0	$0	$94,625
Eugene A. Bauer (4)	$37,500	$57,125	$0	$0	$0	$0	$94,625
Eugene Burleson (5)	$37,500	$57,125	$0	$0	$0	$0	$94,625
Dallas C Hack (6)	$37,500	$34,275	$0	$0	$0	$0	$71,775

___________________

(1) Directors are paid $6,250 per quarter. There were two payments of $6,250 in 2021 for two quarters in 2020 that should have been paid in 2020.

(2) In 2021, Mr. Kanter was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 10,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Board.

(3) In 2021, Mr. Clemow was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 5,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Compensation Committee.

(4) In 2021, Mr. Bauer was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 5,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Nominating and Corporate Governance Committee.

(5) In 2021, Mr. Burleson was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director and 5,000 shares of restricted common stock that vest one year from the date of grant for his service as the Chairman of the Audit Committee.

(6) In 2021, Dr. Hack was awarded 7,500 shares of restricted common stock that vest one year from the date of grant for his service as a director.

(7) Mr. Munn was an employee director and not separately compensated for his services on the Board.

Ethical Guidelines

Applied UV’s Code of Ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is applicable to all of our directors, officers and employees and is available on our corporate website at: https://s3.amazonaws.com/cdn.irdirect.net/PIR/1361/4671/Code%20of%20Conduct.pdf. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our shareholders and the Company. Transactions, arrangements, or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Involvement in Certain Legal Proceedings

On June 25, 2018, Munn Works filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in order to (i) pursue its appeal of a $1.4 million New York State court judgment arising out of an employment and business dispute with a former employer of Mr. Munn (of which Mr. Munn’s family-owned 50% of the equity) and (ii) preserve its ongoing operations from collection efforts with respect to such judgment. Munn Works settled the dispute by making a $400,000 cash payment and on June 28, 2019, concluded its Chapter 11 proceedings.

None of our other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

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Board Leadership

Mr. Joel Kanter is the non-executive Chairman of the Board.

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board of Directors. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its shareholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

As Non-Executive Chairperson, Mr. Kanter is responsible for supporting the acting Chief Executive Officer on corporate strategy along with leadership development. Mr. Kanter also works with the acting Chief Executive Officer in setting the agenda and schedule for meetings of the Board, in addition to leading executive Board sessions when the acting Chief Executive Officer is not in attendance.

Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that all of the directors are independent of the Company and its management under Nasdaq rules, with the exception of Max Munn, who is not considered independent because of his employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board determined that Messrs. Bauer, Burleson, Clemow, Hack and Kanter had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors operate pursuant to written charters. These charters were approved by the Board of Directors and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: https://irdirect.net/AUVI/corporate_governance.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors and are presided over by our Non-Executive Chairperson, as applicable. Our independent directors meet in executive session at least once per year and met four times in 2021.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

•  Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

• Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at each regular Board meeting of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our acting Chief Executive Officer advises the Audit Committee and the full Board of Directors at least once per year on our program for managing information security risks, including data privacy and data protection risks.

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Access To The Board By Shareholders. Shareholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Applied UV, Inc., 150 N. Macquesten Parkway, Mount Vernon, New York, 10550.

The Nominating and Corporate Governance Committee of the Board has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the acting Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from shareholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has standing Audit, Compensation and Nominating and Governance Committees. The following table summarizes the members and functions of the Board’s Committees.

Name of Committee and Its Members	Functions of the Committee
Audit Committee: Eugene Burleson, Chairman; Alastair Clemow; Dallas Hack

•  reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

•  discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•  discussing with management major risk assessment and risk management policies;

•  monitoring the independence of the independent auditor;

•  verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•  reviewing and approving all related-party transactions;

•  inquiring and discussing with management our compliance with applicable laws and regulations;

•  pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•  appointing or replacing the independent auditor;

•  determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•  establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•  approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee: Alastair Clemow - Chairman; Eugene Bauer; Eugene Burleson

•  reviewing, approving and determining, or making recommendations to our Board of Directors regarding, the compensation of our executive officers;

•  administering our equity compensation plans;

•  engaging outside consultants to review and recommend compensation policies;

•  reviewing and approving, or makings recommendations to our Board of Directors, regarding incentive compensation and equity compensation plans; and

•  establishing and reviewing general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee Eugene Bauer – Chairman; Eugene Burleson; Alastair Clemow; Dallas Hack; Joel Kanter

•  identifying, reviewing and evaluating candidates to serve on our Board of Directors consistent with criteria approved by our Board of Directors;

•  evaluating director performance on our Board of Directors and applicable committees of our Board of Directors and determining whether continued service on our board of directors is appropriate;

•  evaluating nominations by stockholders of candidates for election to our board of directors; and

•  corporate governance matters.

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MATTERS REQUIRING STOCKHOLDER ACTION

ITEM 1 - Election of Directors (Item 1 on the Proxy Card)

The Nominees:

There are seven (7) nominees recommended by the Nominating and Governance Committee of the Board of Directors for election this year to hold office until the 2023 Annual Meeting and until their respective successors are elected and qualified. Their biographies are provided above at pages 10 to 11  above. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Applied UV and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

There are no family relationships among any of the directors and executive officers of the Company.

If the nominee is unable or unwilling to serve, proxies may be voted for a substitute nominated by the Board of Directors.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends that you vote FOR the election of all of these nominees.

ITEM 2 - Ratification of Independent Auditors (Item 2 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of Mazars USA LLP (“Mazars”) as our independent auditors for fiscal year 2022.

The Board of Directors recommends that you vote FOR approval of this proposal.

Background: On June 11, 2021, the Company notified Adeptus Partners LLC (“Adeptus”) of its dismissal as the Company’s independent registered public accounting firm. The decision to dismiss Adeptus was approved by the Audit Committee of the Company’s Board of Directors. The dismissal was not related to any disagreements with Adeptus on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The audit reports of Adeptus on the consolidated financial statements of the Company for each of the past two fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

On June 17, 2021, the Company engaged Mazars as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The selection of Mazars was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim period from January 1, 2021 through June 17, 2021, neither the Company nor anyone on its behalf consulted with Mazars regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Mazars concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Attendance At the Meeting: Representatives of Mazars will attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

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Vote Required: Approval of this proposal requires the affirmative vote of a majority of the shares present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting. If the selection of Mazars is not ratified, the Audit Committee will reconsider the selection of independent auditors.

Fees For Audit Services: The following table sets forth the aggregate fees for services we have paid to Adeptus Partners LLC (“Adeptus”) our independent registered public accounting firms for the fiscal years ended December 31, 2021, 2020 and 2019:

Years	Audit Fees	Audit Related Fees	Tax Fees	All other Fees
2021(1)	$95,000	—	—	—
2020(1)	$146,000	—	—	—
2019	—	—	—	—

The following table sets forth the aggregate fees for services we have paid to Mazars USA LLC (“Mazars”) our independent registered public accounting firms for the fiscal years ended December 31, 2021:

Years	Audit Fees	Audit Related Fees	Tax Fees	All other Fees
2021(1)	$99,225	—	—	—

________________________

(1) Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, review of the interim consolidated financial statements, the issuance of consent and comfort letters in connection with registration statement filings with the SEC and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

Policy Regarding Approval of Audit and Non-Audit Services: Our Audit Committee was formed on May 12, 2020. As a result, the Audit Committee did not pre-approve all of the foregoing services in 2020, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has approved and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

ITEM 3 – Approval of Increase in Number of Shares Reserved for, and grant limitations in, the Company’s 2020 Omnibus Incentive Plan (Item 3 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to approve an amendment to the Company’s 2020 Omnibus Incentive Plan to: (i) increase the number of shares reserved for issuance thereunder from 600,000 to 2,500,000; and (ii) increase the individual limitations on grants from 60,000 to 250,000.

The Board of Directors recommends that you vote FOR approval of this proposal.

Background: In May of 2020, we adopted the Applied UV, Inc. 2020 Omnibus Incentive Plan (the “Plan”), which was effective as of March 31, 2020 and was approved by the stockholders on May 5, 2020. Under the Plan, the Company may grant nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and other awards. Awards of up to 600,000 shares of common stock to Company employees, officers, directors, consultants and advisors are available under the Plan. The type of grant, vesting provisions, exercise price and expiration dates are to be established by the Board at the date of grant.

Purpose of the Plan: The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company’s goals and that link the personal interests of Plan participants to those of the Company’s stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of directors and employees who make or are expected to make significant contributions to the Company’s success and to allow them to share in the success of the Company.

Eligibility: The Plan provides an opportunity for any employee, director, or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive incentive stock options (to eligible employees only), non-qualified stock options; restricted stock awards, stock appreciation rights, other stock awards, or any combination of the foregoing. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Compensation Committee in its discretion shall deem relevant.

Types of Awards:

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Internal Revenue Code of 1986 (“Code”) Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% (or, with respect to incentive stock options granted to individuals who hold more than 10% of our stock, 110%) of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). At the time of grant, the Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years or, with respect to incentive stock options granted to individuals who hold more than 10% of our stock, five years) and restrictions on exercise.

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Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights (“SARs”), either in tandem with the number of shares underlying stock options or other awards granted under the Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the fair market value of a share on the date of exercise over the exercise price of the SAR. The exercise price of a tandem SAR must equal the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee (but generally may be no less than the fair market value of a share on the date of grant). The term of a SAR is determined by the Compensation Committee but cannot exceed ten years.

Restricted Stock, Restricted Stock Units. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company and/or the attainment of specified performance goals, as determined by the Committee. Unless otherwise determined by the Compensation Committee, holders of restricted stock will have rights as stockholders of the Company, including voting and dividend rights. Holders of restricted stock units will not have any rights as stockholders unless and until the shares underlying such restricted stock units are paid to the holder (unless otherwise determined by the Compensation Committee).

Other Stock-Based Awards. The Compensation Committee may also grant other stock-based awards, which are payable in stock, cash or share-based or share-related awards, subject to the terms of the 2013 Omnibus Incentive Plan and any other terms and conditions determined by the Compensation Committee.

Performance Units. The Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Committee over a specified performance period of not less than one year. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. At the discretion of the Compensation Committee, an award of performance units may provide the participant with the right to receive dividend equivalents, which may be paid currently or credited to an account for the participant, and may be settled in cash and/or common stock, as determined by the Compensation Committee in its sole discretion, subject in each case to such terms and conditions as the Compensation Committee shall establish.

Limitations on Awards: The Plan limits the awards that may be granted as follows: (i) the maximum aggregate number of shares with respect to which stock options may be granted in any one fiscal year to any one Plan participant is sixty thousand (60,000) shares; (ii) the maximum aggregate number of shares of restricted stock that may be granted in any one fiscal year to any one participant is sixty thousand (60,000) shares; (iii) the maximum aggregate number of shares of restricted stock units that may be granted in any one fiscal year to any one participant is sixty thousand (60,000) shares; (iv) the maximum aggregate number of shares of performance shares that may be granted in any one fiscal year to any one participant is sixty thousand (60,000) shares; (v) the maximum aggregate compensation that can be paid pursuant to other awards awarded in any one fiscal year to any one participant is $1,000,000 or a number of shares having an aggregate fair market value not in excess of such amount; and (vi) the maximum dividend or dividend equivalents that may be paid in any one fiscal year to any one participant is $1,000,000.

No incentive stock option may be granted under the 2020 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Transferability. Awards granted under the Plan generally are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Plan Administration: The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the exclusive right to interpret and construe the Plan, to select the eligible persons who may receive an award, and acts in all matters pertaining to the grants of awards and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, performance targets for individual participants and any amendment thereof consistent with the provisions of the Plan.

Change of Control Provisions: Upon the termination of a participant’s employment for any reason other than cause, disability or death within 12 months following a change in control of the Company (all such terms as defined in the Plan), unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges: (a) any and all outstanding stock options and stock appreciation rights granted hereunder will become immediately exercisable; provided, however, that the Compensation Committee may instead provide that such awards shall be automatically cashed out; (b) any period of restriction or other restriction imposed on restricted stock, restricted stock units and other awards shall lapse; and (c) any and all performance shares, performance units and other awards (if performance-based) shall be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open performance periods.

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Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval (a) in order for the Plan to continue to comply with Code Section 162(m) requirements, (b) pursuant to the requirements of any national securities exchange upon which any of the Company’s securities are listed for trading, or (c) pursuant to any rule promulgated by the United States Securities and Exchange Commission shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Compensation Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events (including, without limitation, a stock dividend, stock split, spin-off, rights offering or recapitalization) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that (except with respect to a stock dividend, stock split, spin-off, rights offering or recapitalization) the Committee does not have the power to amend the terms of previously granted options to reduce the exercise price per share subject to such options, or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Company is not permitted to purchase for cash previously granted options with an exercise price that is greater than the Company’s trading price on the proposed date of purchase.

Federal Income Tax Consequences: The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to the Company and to participants in the Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. The basis that participants have in shares of common stock, for purposes of determining their gain or loss on subsequent disposition of such shares of common stock, generally will be the fair market value of the shares of common stock on the date the participants exercise their options. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares of common stock at the time of exercise exceeds the option exercise price will be an “item of adjustment” for purposes of the alternative minimum tax. If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

Incentive stock options exercised more than three months after a participant terminates employment, other than by reason of death or disability, will be taxed as a non-qualified stock option, and the participant will have been deemed to have received income on the exercise of such option, which is taxable at ordinary income rates.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income (and we will be entitled to a deduction) in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the exercise price of the SAR.

Restricted Stock Units. A participant generally will not have taxable income upon the grant of restricted stock units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received.

Other Awards. The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); stock-based performance awards and other types of awards are generally subject to income tax at the time of payment, vesting or settlement based on the fair market value of the award on that date. Compensation otherwise effectively deferred will generally be subject to income taxation when paid. In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes income.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

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Code Section 409A. We intend that award granted under the Plan comply with, or be exempt from, Code Section 409A, but make no representation or warranty to that effect. To the extent determined necessary or appropriate by the Board or the Compensation Committee, the Plan and applicable award agreements may be amended to further comply with Code Section 409A or to exempt the applicable awards from Code Section 409A.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

Qualification: The above was a brief summary of the terms of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan itself. You are urged to read the Plan in full, which is incorporated herein by reference, at: https://www.sec.gov/Archives/edgar/data/1811109/000110465920084129/tm2024891d1_ex10-5.htm

Vote Requested: We are asking our shareholders to approve the Amendment (the “Amendment”) to the Company’s 2020 Omnibus Incentive Plan (the “Plan”), which amends the 2020 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder by 600,000 shares to a total of 2,500,000 shares and to increase the individual limitations on grants from 60,000 to 250,000.

As of March 21,2022, 182,000 shares remained available for future grants under the Plan. Our Compensation Committee and our Board believes that this share increase is necessary to ensure that the Company has a sufficient reserve of shares available to attract and retain the services of key individuals essential to the Company’s long-term growth and success. Moreover, the Committee and our Board believes that the increase in the grant limitation is necessary to continue to be able to attract top management talent in the future. No other changes to the Plan are proposed. A copy of the Amendment is attached to this Proxy Statement as Annex A, and the discussion in this proposal is qualified in its entirety by the full text of the Amendment.

The amendment to increase the number of shares subject to the Plan was adopted by the Board on February 10, 2022 and the amendment to the Plan to increase the individual grant limitations was adopted by the Board on April 7, 2022, subject to stockholder approval. Currently, the Plan provides that the maximum number of shares available for issuance pursuant to awards issued thereunder is 600,000 shares of our common stock and that the maximum aggregate number of Shares with respect to which options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units may be granted in any one fiscal year to any one participant is set at 60,000 (while the Plan as currently filed states the number at 300,000, the limitation was adjusted to 60,000 due to the 1-for-5 stock split that occurred in June, 2020). If the stockholders do not approve the Amendment, the Amendment will not become effective, the Plan will continue in effect (without giving effect to the Amendment), and we will be subject to the current share limit and grant limits set forth in the Plan. Because certain of our directors and executive officers may be eligible to receive awards under the Plan, such directors and executive officers may be considered to have an interest in this proposal.

Vote Required: Approval of this proposal requires the affirmative vote of a majority of the shares present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting.

Rationale for the Amendment: The number of shares reserved for the Plan has never been increased since the Plan’s adoption in 2020. During 2022, in its determination to recommend that the Board adopt the Amendment, the Compensation Committee considered advice and input presented by management with the assistance of WNB Consulting, the Compensation Committee’s independent compensation consultant. As of March 21, 2022, of the 600,000 shares that were reserved under the Plan, only a total of 182,000 shares remained available for issuance, which is our only incentive award plan with shares available for issuance. The Compensation Committee also considered several factors including the following: (i) the number of shares available for issuance under Plan, both currently and after giving effect to the Amendment; (ii) the hiring of our new Chief Financial Officer in 2021 and our new interim Chief Operations Officer in 2022 and the Company’s intention to hire a new Chief Executive Officer in 2022, all of whom could be eligible for awards under the Plan; and (iii) the Company’s desire to have what it expects to be sufficient capacity under the Plan to grant equity awards for the next three years (noting that future circumstances, grant practices and other conditions, which we cannot predict at this time, may result in a different outcome). In addition, it has become increasingly more difficult to attract talented senior management due to, among other things, the tight labor market, competition for experienced senior managers and the Covid-19 pandemic. The Board has seen other companies offering large benefit packages to attract and retain senior operating personnel and believes that the current limitations on the number of awards that may be granted to any one participant in any fiscal year puts the Company at a disadvantage when attempting to hire and to retain talented individuals who could contribute to the growth of the Company. With the ability of senior managers to shop offers in a “employee’s hiring market,” the Board believes that it needs to be able to offer competitive compensation packages to both new and current management. Accordingly, the Board recommends that the stockholders vote to approve the Amendment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

•	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our directors;

•	each of our executive officers; and

•	all of our directors and executive officers as a group.

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Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse.

Unless otherwise noted, the address of each person below is c/o Applied UV, Inc., 150 N. Macquesten Parkway Mount Vernon, New York 10550.

Title of Class: Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (1) (2)
Directors and Executive Officers†

Max Munn (3)	5,212,885	(4)	39.2%
Joel Kanter	53,000	(5)	*
Alastair Clemow	47,500		*
John J. Hayman III	203,907		1.53%
Michael Riccio	92,611		*
Eugene Bauer	47,500		*
Eugene Burleson	47,500		*
Dallas Hack	32,500		*
All directors and executive officers as a group	5,737,403		43.2
5% Shareholders
The Munn Family 2020 Irrevocable Trust	5,000,000		37.6%
Fakhruddin Holdings FZC(6)	785,714		5.9%

† John Andrews was appointed as a director of the Company on April 6, 2022. He was also hired effective April 11, 2022 as the Company’s Chief Executive Officer. See “Director’s Biographies” on page 11 for more information about Mr. Andrews.

* Indicates ownership of less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. For this purpose, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares (a) the power to vote, or to direct the voting of, such security and/or (b) the power to dispose, or to direct the disposition of, such security. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within sixty (60) days of the Record Date are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)	Percentages based upon 13,288,174 shares of common stock outstanding as of the Record Date.

(3)	Mr. Munn is also the beneficial owner of 2,000 shares of Series X Super Voting Preferred Stock, which is entitled to vote with the Company’s common stock at a rate of 1,000 votes per share.

(4)	Includes (i) 5,000,000 shares which are held in the name of The Munn Family 2020 Irrevocable Trust, for which the spouse of Max Munn is the trustee; (ii) 20,000 shares owned by Mr. Munn directly (iii) 80,000 shares underlying a warrant issued to Mr. Munn, which is exercisable at $5.00 per share; (iv) 1,000 vested shares underlying an option granted to Mr. Munn as director compensation, which are exercisable at $4.33 per share and (v) 111,885 vested shares underlying an option granted to Mr. Munn pursuant to his employment agreement, which are exercisable at $7.80 per share. Mr. Munn is a guarantor of a $1,500,000 loan to The Munn Family Trust pursuant to which 5,000,000 shares of Common Stock held by the Munn Family Trust are pledged as collateral.

(5)	Includes 500 vested options.

(6)	The address for Fakhruddin Holdings FZC is 2207 Grosvenor Commercial Tower, Sheikh Zayed Road, Dubai, United Arab Emirates.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of the outstanding shares of Applied UV common stock to file with the SEC reports of their ownership and changes in their ownership of Applied UV common stock. Directors, executive officers and greater-than-ten percent shareholders are also required to furnish Applied UV with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to Applied UV, the following directors and executive officers did not comply with all Section 16(a) filing requirements during fiscal 2021 as follows: Messrs. Hayman and Riccio filed their Form 3’s late in 2022; and Messrs. Saeed, Munn, Doyle, Kanter, Clemow, Bauer, Burleson and Hack filed their Form 3’s late in 2020 and Mr. Munn filed one Form 4 late in 2021.

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EXECUTIVE COMPENSATION

Mr. Munn, a director and our acting Chief Executive Officer and Michael Riccio, our Chief Financial Officer, are named executive officers of the Company.

Mr. Riccio’s biography is as follows:

 Michael Riccio, 63 years old, is our Chief Financial Officer. Mr. Riccio joins Applied UV with more than 25 years of broad experience in leadership roles in corporate and operational finance, including corporate merger and acquisition planning and integration. From September 1986 to March 2021 Mr. Riccio was Chief Financial Officer and Treasurer of Panasonic Corporation of North America. At Panasonic Mr. Riccio lead the finance organization that supports the principal North American subsidiary of Osaka, Japan-based Panasonic Corporation. Prior to Panasonic, Mr. Riccio was the Corporate Accounting Manager for Sealed Air Corporation (SEE on NYSE), and prior to Sealed Air he began his career at Cohn Reznick, where he was a Senior Auditor. Mr. Riccio is a Certified Public Accountant (CPA) and holds a B.A. in accounting from Rutgers University and an MBA in finance from Rutgers Business School. Mr. Riccio is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Summary of Executive Compensation:

In consultation with its independent compensation consultant, WNB Consulting, LLC, the Compensation Committee reviews the cash and equity compensation paid to its executive officers and recommends changes to the Board of Directors, as appropriate. The following table summarizes all compensation recorded by us in the past two fiscal years for:

•	our principal executive officer or other individual serving in a similar capacity, and
•	our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2021.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

Executive Compensation Table

Name and Principal Position	Fiscal Year Ended	Salary ($)	Stock Awards ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Max Munn, President and Acting Chief Executive Officer (2)	2021	$310,357	—	$1,567,449	(3)	$25,510	(4)	$1,903,316
	2020	—	—	$2,000	(5)	$94,396	(6)	$96,396
Michael Riccio, Senior Vice President and Chief Financial Officer(9)	2021	$146,154	—	$297,711	(8)	—		$443,865
	2020
Keyoumars Saeed, Former Chief Executive Officer(9)(10)	2021	$331,154	—	—		$353,846		$685,000
	2020	$110,577	$446,540	—		—		$557,117
James Doyle, Former Chief Operations Officer(11)	2021	$272,885	$446,540	—		—		$557,117
	2020	$86,882	$159,480	—		—		$246,362

(1) See footnote 9 in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for a description of all of the assumptions made in the valuation of these options.

(2) Mr. Munn became the acting Chief Executive Officer upon the resignation of Mr. James Alecxih on December 23, 2021.

(3) Mr. Munn received options to purchase 309,835 shares of common stock at an exercise price of $7.80 per share. These options vest at the end of each month for 36 months beginning April 1, 2021. These options were approved as a component of his March 4, 2021 employment agreement

(4) Includes $25,510 in auto lease and auto insurance payments the Company provided to Mr. Munn.

(5) Mr. Munn’s received options to purchase 1,000 shares of our common stock at an exercise price of $5.00 per share. The options were granted and approved by the board during the second and third quarter of year ended 2020.

(6) Mr. Munn also received warrants to purchase 80,000 shares of restricted common stock at an exercise price of $5.00 per share in the first quarter of 2020. See footnote 9 in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for a description of all of the assumptions made in the valuation of this warrant.

(7) Mr. Riccio was hired as the Chief Financial Officer as of April 5, 2021.

(8) Mr. Riccio received options to purchase 70,000 shares of common stock at an exercise price of $6.53.

(9) Mr. Saeed’s compensation began on September 2, 2020 and ended upon the date of his resignation on December 7, 2021.

(10) Mr. Saeed’s common stock award is valued at $5.00, which represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Mr. Saeed resigned as of December 7, 2021.

(11) Mr. Doyle’s common stock award is valued at $5.00, which represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Mr. Doyle’s employment was terminated on December 22, 2021.

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Employment Agreements

Max Munn. On March 4, 2021, we entered into an employment agreement with Mr. Munn regarding his employment as President of the Company, reporting to the Board of Directors. The agreement was effective on that date and was for a three year term which automatically renews for one year periods unless earlier terminated pursuant to the terms thereof. As base salary for the entire term, the Company paid Mr. Munn a one-time payment $3.00 and granted to him Base Salary Options which have an exercise price equal to the closing price of our common stock on the effective date and that vested monthly over the term at an even rate (1/36th per month), commencing on April 1, 2021 (provided that the number of options that vest on the first vesting date shall be multiplied by three). The Base Salary Options means options to purchase a number of shares of common stock equal to $944,997 divided by the Board Approved Option Value which was determined to be $3.05. For each full fiscal year of the Company that begins and ends during the term of the agreement, Mr. Munn is eligible to earn an annual cash bonus in such amount that will be determined by the Compensation Committee of the Board based on the achievement by the Company reasonable performance goals established by the Compensation Committee and agreed to by Mr. Munn for each such fiscal year; provided, that the annual bonus will be no greater than $500,000; and provided however in no event will his annual bonus be less than the annual bonus received by the Chief Executive Officer of the Company. Mr. Munn is provided an allowance for an automobile and expenses to operate an automobile for business and personal use, is provided an allowance for insurance, is reimbursed for Company travel and entertainment expenses, is entitled to four weeks of paid vacation per year and to participate in all Company welfare benefits plans maintained for senior executive officers. The Company has agreed to indemnify Mr. Munn and cover him under its directors’ and officers’ liability insurance policy. Mr. Munn has agreed not to compete with the Company for a period of two years after termination of his employment in the areas where the Company has been operating, and not to interfere with the Company’s suppliers or attempt to hire the Company’s employees.

Michael Riccio. On February 19, 2021, we entered into an offer letter with Mr. Riccio regarding his employment as our Senior Vice President and Chief Financial Officer. The offer letter has an effective date of April 5, 2021and is for no specific period of time permitting the Company may terminate his employment at any time and for any reason whatsoever, with or without “cause.” Mr. Riccio’s annual base salary is $200,000.00 less applicable payroll deductions and withholdings, payable on the Company’s regular payroll dates and he was awarded 70,000 “Stock Options” as defined in, and subject to, the Company’s 2020 Omnibus Incentive Option Plan. We entered into an employment agreement with Mr. Riccio as of January 1, 2022 for a two year term, automatically renewable for two years on each two year anniversary, pursuant to which we will pay him an annual salary of $300,000, subject to yearly review by the Board of Directors. Mr. Riccio was granted 50,000 shares of restricted common stock and a ten year option to purchase 70,000 shares of our common stock at the fair market value on the date of grant, which restricted stock and options vest over a three-year period and terminate 90 days after his separation from service to the Company. Mr. Riccio is also eligible for an annual discretionary performance bonus of up to 100% of his base salary based on targets agreed by him and the Company’s Chief Executive Officer, which bonus must be approved by the Audit and Compensation Committees provided that he is employed by the Company as of December 31 of each year. The Company will reimburse him for Company business travel and he is entitled to paid holidays and leave as set forth in the Company’s policies and to participate in all Company welfare benefits plans maintained for senior executive officers. Mr. Riccio has agreed to maintain the confidentiality of Company information and for one year after the termination of his employment, he has agreed not to disparage the Company, not to compete with the Company or to solicit the business of any of the Company’s customers.

Severance Agreement

Effective December 7, 2021, we executed a Separation Agreement and General Release with Mr. Saeed, our former Chief Executive Officer, pursuant to which, upon his resignation, we agreed (i) pay him $300,000; (ii) permit the remaining unvested 14,883 shares of restricted stock to vest immediately; and (iii) pay him $53,846 in unused vacation pay. The parties signed mutual releases and agreed not to disparage the other. The Company agreed to have restrictive legends removed from his restricted shares. Mr. Saeed agreed to maintain the confidentiality of Company confidential information and acknowledged his non-competition and non-solicitation obligations. On that date, the Company engaged Mr. Saeed as an independent consultant for a specific project and terminated that agreement on January 2022 with a one-time payment of $10,000.

Potential Payments Upon a Change of Control: Other than as stated above and in “- Key Features of the 2020 Omnibus Compensation Plan,” below, none of the named executive officers has an agreement that provides for potential payments upon a change of control of the Company.

Equity Compensation: The following table sets forth information concerning grants of awards pursuant to the 2020 Omnibus Compensation Plan made employees or non-employees during the year ended December 31, 2021:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	333,000	$6.49	267,000
Equity compensation plans not approved by security holders	311,314	7.78	—
Total	644,314	$7.11	—

_________________________

(1) Consists of shares of our common stock that may be issued pursuant to outstanding stock options that were issued to employees of subsidiaries of the Company under our 2020 Omnibus Incentive Plan.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by certain executives of the Company as of December 31, 2021:

Equity
Incentive
Plan
Awards:
Number of
Securities
	Number of Securities		Underlying
	Underlying Unexercised		Unexercised	Option	Option
	Options		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options	Price	Date
Keyoumars Saeed (1)	—	—	—	$—	—
Max Munn	77,459	232,376	—	$7.80	03/04/2031
James Doyle (2)	—	—	—	$—	—
John J. Hayman, III(3)	—	—	—	$—	—
Michael Riccio(4)	28,962	41,038		$6.53	09/28/2031

______________

(1) Mr. Saeed resigned as of December 7, 2021.

(2) Mr. Doyle’s employment was terminated as of December 22, 2021.

(3) Mr. Hayman was hired as the acting Chief Operations Officer as of December 22, 2021.

(4) Mr. Riccio was hired as the Chief Financial Officer as of April 5, 2021.

Option Exercises: No stock options were exercised by the above named individuals in 2021.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Eugene Burleson, who serves as Chairman, Alastair Clemow, and Dallas Hack. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Burleson, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Burleson has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board of Directors. The charter is reviewed by management at least annually, and any recommended changes are presented to the Audit Committee for review and approval. The charter is available on our Web site at: https://s3.amazonaws.com/cdn.irdirect.net/PIR/1361/5825/AUVI%20-%20Audit%20Committee%20Charter.pdf.

Audit Committee Responsibilities: The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

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The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met fourteen times during 2021. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the U.S. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2021 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with Adeptus and Mazars matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Adeptus and Mazars required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board of Directors and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board of Directors that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Eugene Burleson, Chairman

Alastair Clemow

Dallas Hack

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the Internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

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How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Applied UV, Inc., Investor Relations, 150 N. Macquesten Parkway Mount Vernon, New York, 10550, or by calling Investor Relations at 1- (646) 536-7331, or by sending an e-mail to Brett@HaydenIR.com.

Shareholder Proposals for Consideration at the 2023 Annual Meeting of Shareholders: Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2023 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 150 N. Macquesten Parkway Mount Vernon, New York, 10550 by January 17, 2023. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a shareholder must follow to introduce an item of business at an Annual Meeting of Shareholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Shareholders must be submitted in writing to our Corporate Chief Financial Officer at our principal executive offices and you must include information set forth in our bylaws.

We must receive the notice of your intention to propose an item of business at our 2023 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2023 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2023 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by February 16, 2023.

You may contact Applied UV’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

Other Matters To Be Considered At The Annual Meeting: On March 7, 2022 the Board received a Notice of Stockholder Nominations from Max Munn, who intends to nominate two directors at the 2022 Annual Meeting The Board is not aware of any other matters that are expected to come before the 2022 Annual Meeting other than those referred to in this Proxy Statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the form of proxy intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Joel Kanter

Chairman of the Board of Directors

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ANNEX A

Amendment to 2020 Omnibus Incentive Plan

Section 4.1(a) of the Applied UV, Inc. 2020 Omnibus Incentive Plan shall be deleted in its entirety and replaced with the following:

“4.1 Number of Shares Available for Grants.

(a) Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be two million five hundred thousand (2,500,000)* Shares; provided that:

(i) Shares that are potentially deliverable under an Award granted under the Plan that is canceled, forfeited, settled in cash, expires, or is otherwise terminated without delivery of such Shares shall not be counted as having been delivered under the Plan.

(ii) Shares that have been issued in connection with an Award of Restricted Stock that is canceled or forfeited prior to vesting or settled in cash, causing the Shares to be returned to the Company, shall not be counted as having been delivered under the Plan.

If Shares are returned to the Company in satisfaction of taxes relating to Restricted Stock, in connection with a cash out of Restricted Stock (but excluding upon forfeiture of Restricted Stock) or in connection with the tendering of Shares by a Participant in satisfaction of the Exercise Price or taxes relating to an Award, such issued Shares shall not become available again under the Plan. Each SAR issued under the Plan will be counted as one share issued under the Plan without regard to the number of Shares issued to the Participant upon exercise of such SAR.

Shares delivered pursuant to the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased on the open market.”

Section 4.2 of the Applied UV, Inc. 2020 Omnibus Incentive Plan shall be deleted in its entirety and replaced with the following:

4.2 Individual Limits. Subject to adjustment as provided in Section 4.3 herein, the following rules shall apply with respect to Awards and any related dividends or Dividend Equivalents intended to qualify for the Performance-Based Exception:

(a) Options: The maximum aggregate number of Shares with respect to which Options may be granted in any one fiscal year to any one Participant shall be two hundred and fifty thousand (250,000)** Shares.

(b) SARs: The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one fiscal year to any one Participant shall be two hundred and fifty thousand (250,000) Shares.

(c) Restricted Stock: The maximum aggregate number of Shares of Restricted Stock that may be granted in any one fiscal year to any one Participant shall be two hundred and fifty thousand (250,000) Shares.

(d) Restricted Stock Units: The maximum aggregate number of Shares with respect to which Restricted Stock Units may be granted in any one fiscal year to any one Participant shall be two hundred and fifty thousand (250,000) Shares.

(e) Performance Shares: The maximum aggregate number of Shares with respect to which Performance Shares may be granted in any one fiscal year to any one Participant shall be two hundred and fifty thousand (250,000) Shares.

(f) Performance Units: The maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one fiscal year to any one Participant shall be $1,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

(g) Other Awards: The maximum aggregate compensation that can be paid pursuant to Other Awards awarded in any one fiscal year to any one Participant shall be $1,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

(h) Dividends and Dividend Equivalents: The maximum dividend or Dividend Equivalent that may be paid in any one fiscal year to any one Participant shall be $1,000,000.

____________

*The Plan as filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-261892) on December 28, 2021 states that the maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be three million (3,000,000) Shares. The Company engaged in a 1 for five reverse stock split in June 2020 prior to the Company’s initial public offering on July 12, 2021. The number of shares subject to the Plan were, pursuant to Section 4.1 of the Plan, thereby likewise split so that the number of shares subject to the Plan became 600,000.

** The Plan as filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-261892) on December 28, 2021 states that the maximum number of Shares that may be granted to any one participant in any fiscal year under Sections 4.2 (a), (b), (c), (d) and (e) of the Plan shall be three hundred thousand (300,000) Shares. The Company engaged in a 1 for five reverse stock split in June 2020 prior to the Company’s initial public offering on July 12, 2021. The number of shares subject to the Plan were, pursuant to Section 4.2 of the Plan, thereby likewise split so that the number of shares that could be granted to any participant in any fiscal year became 60,000.

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APPLIED UV, INC.

This Proxy is Solicited by the Board of Directors of Applied UV, Inc. in Connection with the Annual Meeting of Stockholders to be held on May 17, 2022

The undersigned stockholder of the common stock of Applied UV, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 7, 2022, hereby revokes all previous proxies and hereby appoints each of Joel Kanter and Michael Riccio proxy and attorney-in-fact, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned at the aforesaid Annual Meeting, and at any adjournment or postponement thereof, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Applied UV, Inc. held of record by the undersigned on March 21, 2022, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders to be held virtually by internet webcast at 1:00 p.m., Eastern Time on May 17, 2022, and any adjournment or postponement thereof.

This year’s annual meeting will be held only via the internet and will be a virtual meeting. To register to attend the virtual Annual Meeting, please visit https://www.viewproxy.com/Applieduv/2022/htype.asp before 11:59 PM EST on May 14, 2022.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING THE ELECTION OF ANY SUBSTITUTE NOMINEES FOR DIRECTOR AS THE PROXIES MAY SELECT IN THE EVENT THAT ANY NOMINEES OF THE BOARD OF DIRECTORS BECOME UNABLE OR UNWILLING TO SERVE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED, SELF ADDRESSED STAMPED ENVELOPE.

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

(Continued and to be signed on the reverse side)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 17, 2022.

The Proxy Statement and our 2021 Annual Report to Stockholders are available at: http://www.viewproxy.com/Applieduv/2022

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3.

(1) To elect seven (7) directors to serve until the 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;			(2) To ratify the selection of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2022;
☐ FOR ☐ AGAINST ☐ ABSTAIN

1. Election of Directors Nominees:	For	Withhold Authority To Vote For	(3) To approve an amendment to the 2020 Omnibus Incentive Plan (“Plan”) to:
01. Eugene Bauer M.D.	☐	☐	(i) increase the number of shares of common stock subject to the Plan from 600,000 to 2,500,000 shares; and
02. Eugene E. Burleson	☐	☐	(ii) increase the individual limitations on grants from 60,000 to 250,000; and
03. Dr. Alastair J. Clemow, Ph.D.	☐	☐	☐ FOR ☐ AGAINST ☐ ABSTAIN
04. Dallas C. Hack, M.D	☐	☐
05. Joel Kanter	☐	☐	(4) To transact such other business as may properly come before the meeting.
06. Max Munn	☐	☐
07. Johhn F. Andrews	☐	☐
Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Date:

Signature

Signature (if held jointly)
Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) £			Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

CONTROL NUMBER

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PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone.

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Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on May 17, 2022 at 1:00 P.M. Eastern time

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice to Stockholders, Proxy Statement and Annual Report are available at http://www.viewproxy.com/Applieduv/2022

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2022 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL - ONLY ANNUAL MEETING.

To the Stockholders of Applied UV, Inc.

The 2022 Annual Meeting of Stockholders of Applied UV, Inc. will be held virtually on May 17, 2022 at 1:00 PM Eastern time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at https://www.viewproxy.com/Applieduv/2022/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM Eastern time on May 14, 2022. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About The Meeting and Voting - How do I vote at the Annual Meeting?”

Voting Items

(1) To elect seven (7) directors to serve until the 2023 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

1. Election of Directors:

Nominees:

01. Eugene Bauer M.D.	02. Eugene E. Burleson	03. Dr. Alastair Clemow, Ph. D.	04. Dallas C. Hack, M.D.
05. Joel Kanter	06. Max Munn	07. John F. Andrews

(2) To ratify the selection of Mazars USA LLP as our independent auditors for the fiscal year ending December 31, 2022;

(3) To approve an amendment to the 2020 Omnibus Incentive Plan (“Plan”) to:

(i) increase the number of shares of common stock subject to the Plan from 600,000 to 2,500,000 shares; and

(ii) increase the individual limitations on grants from 60,000 to 250,000; and

(4) To transact such other business as may properly come before the meeting.

The proxy will be voted FOR all of the nominees listed in proposal 1 and FOR proposals 2 and 3.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to http://www.viewproxy.com/Applieduv/2022 Have the 11-digit control number available when you access the website and follow the instructions

877-777-2857 TOLL FREE

requests@viewproxy.com
*If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via Internet or to request proxy materials.
VIRTUAL CONTROL NUMBER

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HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

The 2022 Annual Meeting of Stockholders of Applied UV, Inc. will be held virtually on May 17, 2022 at 1:00 PM Eastern time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at https://www.viewproxy.com/Applieduv/2022/htype.asp using your Virtual Control Number. Your registration must be received by 11:59 PM Eastern time on May 14, 2022. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and the password you received via email in your registration confirmations and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the sections titled “Questions and Answers About The Meeting and Voting – How do I vote at the Annual Meeting?”

The following proxy materials are available to you to review on the Company’s website at https://irdirect.net/auvi/sec_filings.

•	The Company’s 2021 Annual Report
•	The Company’s 2022 Proxy Statement

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

To View The Annual Meeting Online:

Have your 11-digit control number in hand and visit https://www.viewproxy.com/Applieduv/2022/htype.asp

To Request and Receive a Paper or E-Mail Copy of the Company’s 2022 Proxy Statement and 2021 Annual Report:

By Internet: http://www.viewproxy.com/Applieduv/2022 By Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

HOW TO VOTE AT THE VIRTUAL ANNUAL MEETING

Via Internet Prior to the Annual Meeting: Go to www.aalvote.com/auvi Have your 11-digit control number available and follow the prompts.

Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned a proxy card.

Via Internet during the Annual Meeting: Go to www.aalvote.com/auvi Have your 11-digit control number available and follow the prompts.

Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

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